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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 9, 2004

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                                CSB BANCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)



            Ohio                       0-21714                 34-1687530
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(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)



6 West Jackson Street, P.O. Box 232, Millersburg, Ohio               44654
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     (Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number, including area code (330) 674-9015
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         CSB Bancorp, Inc.'s President and CEO, John J. Limbert, announced the addition of a new Senior Officer to the Bank. Paula Meiler joins CSB as Senior Vice President and Chief Financial Officer. In this role, she will be responsible for managing the accounting and financial areas, investment portfolio, public financial reporting, investor relations and the asset/liability functions of CSB. She has 25 years of financial management experience and is a graduate of Kent State University.

         Lee Miller, CSB's current Chief Financial Officer, will assume new duties as Vice President, Cash Management and Special Projects. In this role, he will be responsible for managing the deposit relationships for the various public funds groups within CSB. In addition, he will handle special projects that arise within the bank.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CSB BANCORP, INC.

                                    By:   /s/ Paula J. Meiler
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                                          Paula J. Meiler
                                          Senior Vice President and
                                          Chief Financial Officer

Date:  August 13, 2004